AMENDMENT NO. 9

                              AND LIMITED CONSENT


     THIS AMENDMENT NO. 9 AND LIMITED CONSENT (this "Amendment") is made as of March 23, 2000, by and between FINLAY FINE JEWELRY CORPORATION, a Delaware corporation with its principal office at 521 Fifth Avenue, New York, New York 10175 (the "Consignee") and FLEET NATIONAL BANK, formerly known as BankBoston, N.A., as successor in interest to Rhode Island Hospital Trust National Bank, a national banking association with its principal office at 100 Federal Street, Boston, MA 02110 (the "Consignor"), amending certain provisions of the Gold
Consignment Agreement dated as of June 15, 1995 (as amended, modified or supplemented and in effect, the "Consignment Agreement"), by and between the Consignee and the Consignor. Capitalized terms used herein which are defined in the Consignment Agreement and not defined herein shall have the same meaning herein as therein.

     WHEREAS, the Consignee wishes to purchase certain assets from Jay B. Rudolph, Inc. pursuant to an Asset Purchase Agreement dated as of February 10, 2000 among the Consignee, Jay B. Rudolph, Inc., a Florida corporation, Richard
A. Rudolph and Ronald J. Rudolph in the form attached hereto as Exhibit A (the "JBR Asset Purchase Agreement");

     WHEREAS, the Consignee has requested that the Consignor agree to amend the terms of the Consignment Agreement in certain respects as hereinafter more fully set forth so as to permit the purchase of such assets;

     WHEREAS, the Consignor is willing to amend the terms of the Consignment Agreement in such respects upon the terms and subject to the conditions contained herein;

     NOW, THEREFORE, in consideration of the mutual agreements contained in the Consignment Agreement, herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     S1. Amendment of S1 of the Consignment Agreement. Section 1 of the Consignment Agreement is hereby amended by:

     (a) deleting the troy ounce figure "85,000" contained in clause (a) of the definition of "Consignment Limit" and substituting in lieu thereof the troy ounce figure "100,000";

     (b) inserting, in the order required by alphabetical order, the following new definitions:

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     "JBR Acquisition: The acquisition by the Consignee of the JBR Assets on the terms and conditions set forth below:

     (a) the closing of the JBR Acquisition shall occur on or before, but not after, April 30, 2000;

     (b) the terms and conditions of the JBR Acquisition shall be substantially those set forth in the JBR Asset Purchase Agreement. Without limiting the generality of the foregoing, (i) the Maximum Inventory Price (as defined in the JBR Asset Purchase Agreement) shall not exceed $23,000,000 in the aggregate, (ii) the Purchase Price (as defined in the JBR Asset Purchase Agreement) shall not exceed $28,000,000 in the aggregate; and (iii) the Consignee shall not assume any liabilities in connection with the JBR Acquisition other than the Assumed Liabilities (as defined in the JBR Asset Purchase Agreement);

     (c) there shall be no material misstatements in or omissions from the materials furnished to the Consignor for its review in connection with the JBR Acquisition;

     (d) upon consummation of the JBR Acquisition, the JBR Assets shall be free and clear of any and all Liens other than Liens permitted by S8.2(b) of the Consignment Agreement;

     (e) all parties to the JBR Asset Purchase Agreement shall have received all necessary third party consents and approvals.

     "JBR Asset Purchase Agreement: The Asset Purchase Agreement dated as of February 10, 2000 among the Consignee, Jay B. Rudolph, Inc., a Florida corporation, Richard A. Rudolph and Ronald J. Rudolph, in the form attached to Amendment No. 9 and Limited Consent dated as of March 23, 2000 between the Consignor and the Consignee as Exhibit A.

     "JBR Assets: The "Assets", as defined in the JBR Asset Purchase Agreement."

     S2. Amendment of S8.1 of the Consignment Agreement. Section 8.1 of the Consignment Agreement is hereby amended by:

     (a) relettering subsection "(k)" thereof (as added by Amendment No. 7 and Limited Consent dated as of October 28, 1998 between the Consignor and the Consignee) to subsection "(m)"; and

     (b) inserting the word "and" at the end of subsection (l) thereof, immediately before subsection (m) described in subsection (a) of this S2.

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     S3. Amendment of S8.2(a) of the Consignment Agreement.  Section 8.2(a)(vii)
of the Consignment Agreement is hereby amended by:

     (a) deleting the proviso contained in clause (a)(vii)(B)(1) thereof and substituting in lieu thereof the following proviso:

     "provided, however, that the amount set forth in this clause (B)(1) shall not include (x) rental obligations incurred by the Consignee with respect to factory outlet stores permitted to be opened by the Consignee pursuant to S8.2(j) hereof, (y) rental obligations resulting from the acquisition of the Diamond Park Fine Jewelry division of Zale Delaware, Inc. pursuant to the terms of a certain Asset Purchase Agreement dated September 3, 1997 among the Parent, the Consignee, Zale Delaware, Inc. and Zale Corporation, or (z) rental obligations incurred by the Consignee under leases referred to in the JBR Asset Purchase Agreement,";

     (b)  deleting the word "and" at the end of clause (xviii) thereof;

     (c) deleting subsection (xix) thereof and substituting in lieu thereof the following new subsections (xix) and (xx):

     "(xix)  Indebtedness  of  the  Consignee   consisting  of   indemnification
          obligations to the Sellers (as defined in the JBR Asset Purchase Agreement) incurred in connection with the JBR Acquisition in accordance with the terms and conditions of the JBR Asset Purchase Agreement; and

     (xx) Indebtedness of the Consignee and its Subsidiaries not included in subsections (i) - (xix) above and not in excess of $15,000,000 in aggregate principal amount at any time outstanding;"

     S4. Amendment of S8.2(e)(i) of the Consignment Agreement. Section 8.2(e)(i) of the Consignment Agreement is hereby amended to insert the following text at the end thereof:

     "provided, however, that the Consignor may acquire the JBR Assets pursuant to and in accordance with the terms of the JBR Acquisition;".

     S5. Limited Consent. Subject to the satisfaction of the conditions set forth in S7 hereof, the Consignor hereby consents to the execution and delivery by the Consignee of Amendment No. 8 and Consent, amending the Amended and Restated Credit Agreement dated as of September 11, 1997 among the Consignee, the Parent, the Dollar Agent and the Lenders party thereto, such Amendment being in substantially the form attached hereto as Exhibit A.

     S6. Representations and Warranties. The Consignee hereby represents and warrants to the Consignor as follows:

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     (a)  Representations and Warranties.  The representations and warranties of the Consignee contained in the Consignment Agreement and the other Consignment Documents were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Consignment Documents and this Amendment and changes occurring in the ordinary course of business that do not result in a Materially Adverse Effect, and to the extent that such representations and warranties relate expressly to an earlier date. The representations and warranties of the Consignee and, to the best of the Consignee's knowledge, Jay B. Rudolph, Inc., Richard A. Rudolph and Ronald J. Rudolph contained in the JBR Asset Purchase Agreement were true and correct in all material respects when made, are true and correct in all material respects on the date hereof and shall be true and correct in all material respects on the date of the closing of the JBR Acquisition, except to the extent that such representations and warranties relate expressly to an earlier date.

     (b) Authority, No Conflicts, Etc. The execution, delivery and performance by the Consignee of this Amendment and the JBR Asset Purchase Agreement and the consummation of the transactions contemplated hereby and thereby (i) are within the corporate power of the Consignee and have been duly authorized by all necessary corporate action on the part of the Consignee, (ii) do not require any approval or consent of, or filing with, any governmental agency or authority, or any other person, association or entity (except for the consent of the Dollar Agent and the lenders under the Dollar Facility, which consent is being obtained concurrently herewith as required by S7 hereof), which bears on the validity of this Amendment or the Consignment Documents and which is required by law or the regulation or rule of any agency or authority, or other person, association or entity, (iii) do not violate any provisions of any law, rule or regulation or any provision of any order, writ, judgment, injunction, decree, determination or award presently in effect in which the Consignee is named in a manner which has or could reasonably be expected to have a Materially Adverse Effect, (iv) do not violate any provision of the Charter Documents of the Consignee, (v) do not result in any breach of or constitute a default under any agreement or instrument to which the Consignee is a party or by which it or any of its properties is bound, including without limitation any indenture, loan or credit agreement, lease, debt instrument or mortgage, in a manner which has or could reasonably be expected to have a Materially Adverse Effect, and (vi) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon any of the assets or properties of the Consignee except in favor of the Consignor pursuant to the Security Documents.

     (c) Enforceability of Obligations. Each of this Amendment and the JBR Asset Purchase Agreement has been duly executed and delivered by the Consignee and constitutes the legal, valid and binding obligation of the Consignee, enforceable against the Consignee in accordance with its terms, provided that (a) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (b) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.

     S7. Conditions to Effectiveness. This Amendment shall be effective as of the date first above written (the "Effective Date") upon the Consignor's receipt of each of the following, in each case in form and substance satisfactory to the
Consignor:

     (a) this Amendment duly executed by each of the Consignee and the Consignor;

     (b) a copy of the JBR Asset Purchase Agreement, duly executed by each of the parties thereto and duly certified by the Secretary or Assistant Secretary of the Consignee as being true, correct, complete and in full force and effect, without further amendment or modification;

     (c) a certificate of the Secretary or Assistant Secretary of the Consignee specifying each jurisdiction in which any of the JBR Assets (as defined in the Consignment Agreement, as amended hereby) is or is to be located, together with such duly executed UCC-1 and consignment financing statements as the Consignee may request for filing in jurisdictions referenced on such certificate and as to which the Consignee has not previously made filings;

     (d) evidence, satisfactory in form and substance to the Consignee, that there are no Liens on any of the JBR Assets other than Liens permitted by S8.2(b) of the Consignment Agreement or Liens which will be discharged and terminated on or prior to the closing of the JBR Acquisition (as defined in the Consignment Agreement, as amended hereby);

     (e) evidence of the Consignee's receipt of all necessary or appropriate third party consents or approvals to the amendments contemplated hereby, including, without limitation, consents or approvals from the Dollar Agent and each of the applicable lenders under the Dollar Facility; and

     (f)  such other documents or items as the Consignor may request.

     S8. Ratifications, etc. Except as expressly provided in this Amendment, all of the terms and conditions of the Consignment Agreement and the other Consignment Documents shall remain in full force and effect. All references in the Consignment Agreement or any related agreement or instrument to the Consignment Agreement shall hereafter refer to the Consignment Agreement as amended hereby. The Consignee confirms and agrees that the Obligations of the Consignee to the Consignor under the Consignment Documents, as amended and supplemented hereby, are secured by and are entitled to the benefits of the Security Documents.

     S9. Expenses. Without limiting the expense reimbursement requirements set forth in S11 of the Consignment Agreement, the Consignee agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Consignor incurred in connection with this Amendment.

     SS0. No Implied Waiver. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of the Consignee or any right of the Consignor consequent thereon.

     S11. Governing Law. This Amendment is intended to take effect as an instrument under seal and shall be construed according to and governed by the internal laws of the Commonwealth of Massachusetts.

     S12. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.



                                    FINLAY FINE JEWELRY
                                     CORPORATION

                                    By: /s/ Bruce Zurlnick
                                        ----------------------------------------
                                        Name: Bruce Zurlnick
                                        Title:  Senior Vice President and Chief
                                                Financial Officer


                                    FLEET NATIONAL BANK, formerly
                                    known as BANKBOSTON, N.A., as
                                    successor in interest to RHODE ISLAND
                                    HOSPITAL TRUST NATIONAL BANK


                                    By: /s/ Albert L. Brown
                                        ----------------------------------------
                                        Name: Albert L. Brown
                                        Title:  Director